                                                                    EXHIBIT 99.1


I. GOVERNMENTAL HEALTH CARE RECOVERY ACTIONS

         UNITED STATES OF AMERICA V. PHILIP MORRIS, INC., ET AL., Case No. 1:99CVO2496, USDC, District of Columbia (case filed 9/22/99). The United States of America seeks to recover the proceeds received, and to be received, by tobacco company defendants and certain affiliates for wrongful sales of tobacco products. In October 2000, the District Court dismissed the government's claims pursuant to the Medicare Secondary Payor Act and the Medical Cost Recovery Act, but denied motions to dismiss RICO claims. In February 2005, the United States Court of Appeals for the District of Columbia ruled that disgorgement is not an available remedy. In April 2005, the appellate court denied the government's request that the disgorgement ruling be reconsidered. The government may appeal to the United States Supreme Court. This action is currently at trial. See Note 7, Contingencies, for a more detailed discussion of the case.

         COUNTY OF COOK V. PHILIP MORRIS, ET AL., Case No. 97L04550, Circuit Court, State of Illinois, Cook County (case filed 7/21/97). County of Cook seeks to obtain declaratory and equitable relief and restitution as well as to recover money damages resulting from payment by the County for tobacco-related medical treatment for its citizens and health insurance for its employees. Appellate Court affirmed dismissal on September 28, 2004; Petition to appeal with Illinois Supreme Court.

         GENERAL SICK FUND (KUPAT HOLIM CLALIT) V. PHILIP MORRIS, INC., ET AL., Case No. 1571/98, District Court, Israel, Jerusalem (case filed 9/28/98). General Sick Fund seeks monetary damages and declaratory and injunctive relief on behalf of itself and all of its members.

         REPUBLIC OF PANAMA V. THE AMERICAN TOBACCO COMPANY, INC., ET AL., Case No. 98-17752, Civil District Court, State of Louisiana, Orleans Parish (case filed 10/20/98). The Republic of Panama seeks compensatory and injunctive relief for damages incurred by the Republic in paying for the Medicaid expenses of indigent smokers. Transferred to the Judicial Panel on Multidistrict Litigation in the United States District Court of the District of Columbia on 11/6/00.

         THE STATE OF SAO PAULO V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 20 00-02058, Civil District Court, Louisiana, Parish of Orleans (case filed 2/9/00). The State of Sao Paulo seeks reimbursement of the funds expanded on behalf of those injured by and addicted to defendants' tobacco products.

         COUNTY OF WAYNE V. PHILIP MORRIS INCORPORATED, ET AL., USDC, Eastern District, Michigan. County of Wayne seeks to obtain damages, remediation through tobacco education and anti-addiction programs, injunctive relief, attorneys' fees and costs.

         CITY OF ST. LOUIS, ET AL. V. AMERICAN TOBACCO COMPANY, INC., ET AL., Case No. CV-982-09652, Circuit Court, State of Missouri, City of St. Louis (case filed 12/4/98). City of St. Louis and area hospitals seek to recover past and future costs expended to provide healthcare to

         Medicaid, medically indigent, and non-paying patients suffering from tobacco-related illnesses. Trial is slated to commence in January 2006.

         COUNTY OF ST. LOUIS, MISSOURI V. AMERICAN TOBACCO COMPANY, INC., ET AL., Case No. 982-09705, Circuit Court, State of Missouri, City of St. Louis (case filed 12/10/98). County seeks to recover costs from providing healthcare services to Medicaid and indigent patients, as part of the State of Missouri terms as a party to the Master Settlement Agreement.

         THE CROW CREEK SIOUX TRIBE V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. CV 97-09-082, Tribal Court of The Crow Creek Sioux Tribe, State of South Dakota (case filed 9/26/97). Indian tribe seeks equitable and injunctive relief for damages incurred by the tribe in paying for the expenses of indigent smokers.

         REPUBLIC OF BOLIVIA V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 6949*JG99, District Court, State of Texas, Brazoria County, State of Texas (case filed 1/20/99). The Republic of Bolivia seeks compensatory and injunctive relief for damages incurred by the Republic in paying for the Medicaid expenses of indigent smokers.

         THE STATE OF RIO DE JANERIO OF THE FEDERATED REPUBLIC OF BRAZIL V. PHILIP MORRIS COMPANIES, INC., ET al., Case No. CV-32198, District of Angelina County, State of Texas (case filed 7/12/99). The State of Rio de Janerio of The Federated Republic of Brazil seeks compensatory and injunctive relief for damages incurred by the Republic in paying for the Medicaid expenses of indigent smokers.

II. THIRD-PARTY PAYOR ACTIONS

         FIBREBOARD CORPORATION, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 791919-8, Superior Court of California, County of Alameda (case filed 11/10/97). Asbestos company seeks reimbursement for damages paid to asbestos victims for medical and other relief, which damages allegedly are attributable to the tobacco companies.

         GLOVER, ET AL. V. PHILIP MORRIS USA, ET AL., Case No. 3:04-CV-403-J-16 MMH,, USDC, Middle District of Florida (case filed 5/26/04). Plaintiffs are seeking to recover for the Medicare program all the expenditures it made from May, 26, 1998 to the present for the healthcare services received by Medicare beneficiaries for the treatment of certain tobacco related diseases.

         CENTRAL ILLINOIS LABORERS HEALTH & WELFARE TRUST FUND, ET AL. V. PHILIP MORRIS, ET AL., Case No. 97-L516, USDC, Southern District of Illinois (case filed 5/22/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

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


         KAISER ALUMINUM & CHEMICAL CORPORATION, ET AL V. RJR NABISCO, ET AL., Case No. 2000-615, Circuit Court of Mississippi, Jefferson County (case filed 12/15/00). Asbestos company seeks reimbursement for damages paid to asbestos victims for medical and other relief, which damages allegedly are attributable to the tobacco companies.

         BLUE CROSS AND BLUE SHIELD OF NEW JERSEY, ET AL. V. PHILIP MORRIS INC., ET AL., Case No. 98-3287, New York, Eastern District. Action brought on behalf of twenty-four Blue Cross/Blue Shield insurers seeking to recover health care costs attributable to smoking. Judgment has been entered on a jury verdict and award of attorneys fees in favor of one plan, Empire Blue Cross and Blue Shield. The case has been appealed to the United States Court of Appeals for the Second Circuit. In September 2003, the Second Circuit rendered a decision which, among other things, certified certain legal questions concerning that appeal to the Court of Appeals of the State of New York, which agreed to review the certified questions. The Court of Appeals of the State of New York rendered a decision in October 2004. In December 2004, the Second Circuit vacated the award of compensatory damages and attorney's fees. In February 2005, the parties stipulated to a dismissal with prejudice. See Note 7, Contingencies, for a more detailed discussion of the case.

III. SLAVERY REPARATIONS

         JOHNSON, ET AL. V. AETNA , INC., ET AL., Case No. 02-2712, USDC, Louisiana, Eastern District. This class action is brought on behalf of all African American slave descendants for slavery reparations.

         BANKHEAD, ET AL. V. LLOYD'S OF LONDON, ET AL., Case No. 05 CV 6966, USDC, Southern District of New York (case filed 9/3/02). This class action is brought on behalf of all African American slave descendants for slavery reparations.

         TIMOTHY HURDLE V. FLEET BOSTON FINANCIAL, ET AL., Case No. 02-02653, USD, Northern District of California (case filed 09/10/02). This class action is brought on behalf of all African American slave descendants for slavery reparations.

IV. CLASS ACTION CASES

         JEFFERSON COUNTY, ET AL. V. PHILIP MORRIS, INC., ET AL., Case No. CV 02-6170, Circuit Court, Jefferson County, Alabama (case filed 10/10/02). This action is for injunctive relief and damages. Plaintiffs allege a class action against the tobacco defendants for their smoking related medical expenses unpaid by Medicaid.

         BROWN, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 711400, Superior Court of California, County of San Diego (case filed 10/1/97). This personal injury class action is brought on behalf of plaintiff and all similarly situated allegedly injured smokers resident in California. In April 2001, the court granted in part plaintiff's motion for class certification. In March 2005, the court granted defendant's motion to decertify the case based on a recent change in California law. In April 2005, the court issued a tentative ruling that denied plaintiff's motion for reconsideration of the order that decertified the case. See Note 7, Contingencies, for a more detailed discussion of this case.

         ENGLE, ET AL. V. R.J. REYNOLDS, ET AL., Case No. 94-08273 CA 20, Circuit Court, Florida, Dade County (case filed 5/5/94). This personal injury class action is brought on behalf of plaintiff and all similarly situated allegedly injured smokers resident in Florida. The case was certified as a class action in October 1994. Trial commenced in July 1998. A judgment for compensatory and punitive damages was entered in November 2000. The judgment was reversed by the intermediate appellate court in May 2003. The Florida Supreme Court accepted the case for appeal and oral argument was held in November 2004. See Note 7, Contingencies, for a more detailed discussion of this case.

         CLEARY, ET AL. V. PHILIP MORRIS, INC., ET AL., Case No. 98 L06427, Circuit Court of the State of Illinois, Cook County (case filed 6/11/98). This personal injury class action is brought on behalf of plaintiff and all similarly situated smokers resident in Illinois.

         YOUNG, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 2:97-CV-03851, Civil District Court, State of Louisiana, Orleans Parish (case filed 11/12/97). This personal injury class action is brought on behalf of plaintiff and all similarly situated allegedly injured smokers resident in Louisiana.

         RICHARDSON, ET AL. V. PHILIP MORRIS, ET AL., Case No.
         96145050/CL212596, Circuit Court, Baltimore City, Maryland (case filed on 5/29/96). This "addiction-as-injury" putative class action is brought on behalf of plaintiff and all similarly situated allegedly addicted smokers resident in Maryland.

         OWENS ILLINOIS, INC. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 2000-0077, Circuit Court, Mississippi, Sharkey County (case filed 4/9/01). There are no individual plaintiffs in this case, and while it may be dismissed, it is currently active.

         SCHWAB, ET AL. V. PHILIP MORRIS USA, INC., ET AL., Case No. CV-04 1945, USDC, Eastern District of New York (case filed 5/11/04). This class action seeks economic damages on behalf of plaintiffs and all others similarly situated under the RICO act challenging the practices of defendants in connection with the marketing, advertising, promotion, distribution and sale of light cigarettes in comparison to regular cigarettes delivering lower levels of tar and/ or nicotine. Plaintiff seeks certification of a nationwide class. Trial in the case is scheduled for January 2006.

         SIMON, ET AL. V. PHILIP MORRIS INC, ET AL., Case No CV 99 1988, USDC, Eastern District of New York (case filed 4/9/99). This personal injury action is brought on behalf of plaintiffs seeking certification of a nationwide class under the applicable provisions of Rule 23 of the Federal Rules of Civil Procedure, on behalf of persons who have smoked defendant's cigarettes and who presently have a claim for personal injuries or damages, or wrongful death, arising from the smoking of defendants' cigarettes.

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


         IN RE SIMON (II) LITIGATION, Case No 00-CV-5332, USDC, Eastern District of New York (case filed 9/6/2000). This action consolidates claims of ten other individual and class action personal injury tobacco cases, and is brought on behalf of plaintiffs seeking certification of a nationwide class under the applicable provisions of Rule 23 of the Federal Rules of Civil Procedure. In September 2002, the court granted plaintiff's motion for certification of a nationwide punitive damages class. In May 2005, the United States Court of Appeals for the Second Circuit vacated the trial court's certification order and remanded the case to the trial court for further proceedings. See Note 7, Contingencies, for a more detailed discussion of this case. (Consolidated Cases: 99-CV-1988, 00-CV-2340, 00-CV-4632, 00-CV-4442,
         98-CV-1492, 99-CV-6142, 98-CV-3287, 98-CV-7658, 98-CV-0675,
         99-CV-7392).

         CREEKMORE, ET AL. V. BROWN & WILLIAMSON TOBACCO CORPORATION, ET AL., Case No. 98 CV 03403, Superior Court of North Carolina, Buncombe County (case filed 11/19/98). This personal injury class action is brought on behalf of plaintiffs and all similarly situated allegedly injured smokers resident in North Carolina.

         MARTINEZ, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. 030900239, 3rd Judicial Court of Utah, Salt Lake County (case filed 01/07/03). This "addiction-as-injury" class action is brought on behalf of plaintiff and all similarly situated allegedly injured smokers resident in Utah.

         INGLE, ET AL. V. PHILIP MORRIS, ET AL., Case No. 97-C-21-S, Circuit Court, State of West Virginia, McDowell County (case filed 2/4/97). This personal injury putative class action is brought on behalf of plaintiff and all similarly situated allegedly injured smokers resident in West Virginia.

         IN RE TOBACCO MM (6000) (BLANKENSHIP), Case No. 00-C-6000, Circuit Court, West Virginia, Ohio County. Class action seeking payments for costs of medical monitoring for current and former smokers. Liggett was severed from trial of other tobacco company defendants. Judgment upon jury verdict in favor of other tobacco company defendants was affirmed by the West Virginia Supreme Court in May 2004, which denied plaintiff's petition for rehearing during July of 2004. Plaintiffs did not seek further appellate review of this matter and the case has been concluded in favor of the other defendants.

         MCCUNE V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 97-C-204, Circuit Court, State of West Virginia, Kanawha County (case filed 1/31/97). This "addiction-as-injury" putative class action is brought on behalf of plaintiff and all similarly situated allegedly addicted smokers resident in West Virginia.

         PARSONS, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 98-C-388, Circuit Court, State of West Virginia, Kanawha County (case filed 4/9/98). This personal injury class action is brought on behalf of plaintiff's decedent and all West Virginia residents having claims for personal injury arising from exposure to both cigarette smoke and asbestos fibers.

  V. INDIVIDUAL SMOKER CASES

         CAMPBELL, WILLIE ET AL. V. BROWN & WILLIAMSON TOBACCO CORPORATION ET AL., Case No. CV-02-184-MJ-C, USDC, Southern District, Alabama. Three individuals suing.

         ADAMS, DIXIE, ET AL . V. AMERICAN TOBACCO CO, INC., ET AL., Case No. GC 030373, Superior Court, Los Angeles County, California. Three individuals suing.

         BROWN V., ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 00AS02085, Superior Court, Sacramento County, California (case filed 4/18/00). Two individuals suing.

         DONALDSON, ET AL. V. RAYBESTOS MANHATTAN, INC., ET AL., Case No.998147, Superior Court of California, County of San Francisco (case filed 9/25/98). Two individuals suing.

         THOMAS, ALBERT V. THE TOBACCO RESEARCH COMMITTEE, ET AL., Case No. 1:04CV02094, USDC, District Court of Columbia (case filed 12/3/04). One individual suing (Pro Se).

         CHRISTENSEN, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. 02136, Court of Special Appeals, District of Columbia (case filed 9/03). Two individuals suing.

         PLUMMER, BRENDA, ET AL. V. THE AMERICAN TOBACCO., Case No. 6480, Superior Court, District of Columbia. Three individuals suing.

         SIMS, ET AL. V. PHILIP MORRIS, INC., ET AL., Case No. 1:01CV01107, USDC, District of Columbia (case filed 5/23/01). Three individuals suing.

         ARMAND V. PHILIP MORRIS, ET AL., Case No. 97-31179-CICI, Circuit Court of the 7th Judicial Circuit, Florida, Volusia County (case filed 7/9/97). Two individuals suing.

         ARNOLD, JAMES, ET AL. V. BROWN & WILLIAMSON CORPORATION, ET AL., Case No. 04 00472, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 01/16/04). One individuals suing. - Abated pending resolution of ENGLE.

         ATCHESON V. R. J. REYNOLDS, ET AL., Case No. 97-31148-CICU, Circuit Court of the 7th Judicial Circuit, Florida, Volusia County (case filed 7/29/97). One individual suing.

         AUSTIN, W., V. R. J. REYNOLDS , ET AL., Case No. 05-00680, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing.

         BARTLEY, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97-11153, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 6/21/97). Two individuals suing.

         BLAIR V. R. J. REYNOLDS, ET AL., Case No. 97-31177, Circuit Court of the 7th Judicial Circuit, Florida, Volusia County (case filed 7/29/97). One individual suing.

         BLAKE, ET AL. V. R. J. REYNOLDS, ET AL., Case No. 01-13549, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 6/7/01). Two individuals suing.

         BLANK V. PHILIP MORRIS, ET AL., Case No. 97-05443, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 4/10/97). Two individuals suing.

         BLUM V. PHILIP MORRIS INCORPORATED, ET AL., Case No. 96005881, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County. One individual suing.

         BRADLEY, ET AL. V. AMERICAN TOBACCO, ET AL., Case No. 6:02-CV-01385, USDC, Middle District, Florida. Two individuals.

         BRITAN, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 01-13451, County Court of the 11th Judicial Circuit, Florida, Miami-Dade County. One individual suing.

         BRONSTEIN, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97-008769, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 6/10/97). Two individuals suing.

         BROWN, JACKIE V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 05-0790, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing.

         BROWN, S. , ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 03-18552 CA 04, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 08/11/03). Two individuals suing.

         BURNS, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 97-11175-27, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 4/3/98). One individual suing.

         CAGLE, ET AL. V. BROWN & WILLIAMSON CORPORATION, ET AL., Case No. 02 10718, 13th Judicial Circuit, Florida, Hillsborough County (case filed 11/22/02). Two individuals suing. Abated pending resolution of ENGLE.

         CALHOUN, C., ET AL. V. BROWN & WILLIAMSON CORPORATION, ET AL., Case No. 02-7970, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 8/27/02). Two individuals suing. Abated pending resolution of ENGLE.

         CICCONE, ET AL. V. BROWN & WILLIAMSON TOBACCO CORPORATION, ET AL., Case No. 0413258, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 8/19/04). One individual suing.

         CLARK, CAROL M. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 02-16981, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County, (case filed 7/3/02). One individual suing.

         COFFEY V. BROWN & WILLIAMSON CORPORATION, ET AL., Case No. 01-09335, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing. Abated pending resolution of ENGLE.

         COTTO, ET AL. V. BROWN & WILLIAMSON CORPORATION, ET AL., Case No. 03-748, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 1/22/03). Two individuals suing. Abated pending resolution of ENGLE.

         COLIC, ET AL V. BROWN & WILLIAMSON CORPORATION, ET AL., Case No. 03-10844, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing. Abated pending resolution of ENGLE.

         COWART V. LIGGETT GROUP INC, ET AL., Case No.98-01483CA, Circuit Court of the 11th Judicial Circuit, Florida, Duval County (case filed 3/16/98). One individual suing.

         COX V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 05-00677, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing. Abated pending resolution of ENGLE.

         DAVIS, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 97-11145, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 7/21/97). One individual suing.

         DAVIS, BEVERLY, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 02-48914, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 10/4/02). Jury decision in April 2004 awarded compensatory damages of $540, 000 against Liggett. In addition, plaintiff's counsel was awarded legal fees of $752,000. Liggett has appealed the judgment.

         DAVISON, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97008776, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 6/10/97). Two individuals suing.

         DE LA TORRE, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97-11161, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 7/21/97). One individual suing.

         DILL V. PHILIP MORRIS, ET AL., Case No. 97-05446, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 4/10/97). One individual suing.

         DITSLEAR V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 05-0899, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing.

         DOUGHERTY V. PHILIP MORRIS INC., ET AL., Case No. 1999 32074 CICI, Circuit Court, Florida, Volusia County (case filed 11/17/99). One individual suing.

         DUECKER V. LIGGETT GROUP INC., Case No. 98-03093 CA, Circuit Court of the 4th Judicial Circuit, Florida, Duval County (case filed 7/5/98). One individual suing. Liggett is the only defendant.

         FERLANTI, ET AL. V. LIGGETT GROUP INC., ET AL., Case No.0321697, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 12/11/03). Two individuals suing. Liggett is the only defendant. In March 2005, the court granted Liggett's motion for summary judgment disposing of the case in its entirety. The plaintiff has appealed.

         FLAKS, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97-008750, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 6/10/97). Two individuals suing.

         FUCHS V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 05-00681, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing.

         GARRETSON, ET AL. V. R.J. REYNOLDS, ET AL., Case No. 97-32441 CICI, Circuit Court of the 7th Judicial Circuit, Florida, Volusia County (case filed 10/22/96). One individual suing.

         GOLDBERG, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 97-008780, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 6/10/97). Two individuals suing.

         GRANT, ET AL. V. BROWN & WILLIAMSON CORPORATION, ET AL., Case No. 03-2673-Div. I, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing. Abated pending resolution of ENGLE.

         GRAY, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 97-21657 CA 42, Circuit Court of the 11th Judicial Circuit, Florida, Putnam County (case filed 10/15/97). Two individuals suing.

         GUARCH, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. 02-3308 CA 22, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 2/5/02). Two individuals suing.

         HARRIS, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97-1151, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 7/21/97). Two individuals suing. Abated pending resolution of ENGLE.

         HARRIS, DONALD, ET AL. V. BROWN & WILLIAMSON CORPORATION, ET AL., Case No. 02-8105, 13th Judicial Circuit, Florida, Hillsborough County. One individual suing.

         HART, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 9708781, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 6/10/97). One individual suing.

         HAYES, ET AL. V. R.J. REYNOLDS, ET AL., Case No. 97-31007, Circuit Court of the 7th Judicial Circuit, Florida, Volusia County (case filed 6/30/97). Two individuals suing.

         HAYHURST, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 03-12302, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 7/14/03). Two individuals suing.

         HECKER V. BROWN & WILLIAMSON CORPORATION, ET AL., Case No. 03-9336, 13th Judicial Circuit, Florida, Hillsborough County. One individual suing. Abated pending resolution of ENGLE.

         HENIN V. PHILIP MORRIS, ET AL., Case No. 97-29320 CA 05, Circuit Court of the 11th Judicial Circuit, Florida, Dade County (case filed 12/26/97). One individual suing.

         HENNING. ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97-11159, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 7/21/97). Two individuals suing.

         HITCHENS, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No.97008783, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 6/10/97).

         HUTTO, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 05-02552, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing. Abated pending resolution of ENGLE.

         JONES, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 02-21922 CA 22, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 08/29/02). Two individuals suing.

         LAPPIN V. R.J. REYNOLDS, ET AL., Case No. 97-31371 CICI, Circuit Court of the 7th Judicial Circuit, Florida, Volusia County (case filed 6/2/97). One individual suing.

         LASCHKE, ET AL. V. R.J. REYNOLDS, ET AL., Case No. 96-8131-CI-008, Circuit Court of the 6th Judicial Circuit, Florida, Pinellas County (case filed 12/20/96). Two individuals suing. Dismissal reversed on appeal. Remanded to the 6th Judicial Circuit.

         LEWIS, ET AL. V. R.J. REYNOLDS, ET AL., Case No. 05-02167, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing.

         LEVINE V. R.J. REYNOLDS, ET AL., Case No. CL 95-98769 (AH), Circuit Court of the 15th Judicial Circuit, Florida, Palm Beach County (case filed 7/24/96). One individual suing.

         LOBLEY V. PHILIP MORRIS, ET AL., Case No. 97-1033-CA-10-L, Circuit Court of the 18th Judicial Circuit, Florida, Seminole County (case filed 7/29/97). Two individuals suing.

         LUKACS, JOHN V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Circuit Court of the 11th Judicial Circuit Court, Florida, Miami-Dade County. One individual suing. See Note 7, Contingencies, for a more detailed discussion of this case.

         LUSTIG, ET AL. V. BROWN & WILLIAMSON TOBACCO CO., ET AL., Case No. 97 11168, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 7/21/97). One individual suing.

         MAGALDI, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 02-2120 CA 11, Circuit court of the 11th Judicial Court, Florida, Miami-Dade County (case filed 8/21/02). Two individuals suing.

         MAGLIARISI, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97008895, Circuit Court of the 17 Judicial Circuit, Florida, Broward County (case filed 6/11/97). One individual suing.

         MANLEY, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 97-11173-27, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 4/3/98). Two individuals suing.

         MARTINEZ, ET AL. V. LIGGETT GROUP INC., Case No. 02-20943-CA15, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 10/14/02). One individual suing. Liggett is the only defendant. The jury returned a defense verdict in February 2005. The plaintiff's post-trial motion seeking a new trial is pending.

         MCBRIDE, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 02-0585, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 6/4/02). One individual suing. Abated pending resolution of ENGLE.

         MCDONALD, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 03-4767, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 5/19/03). One individual suing. Abated pending resolution of ENGLE.


         MCINTEER V. R.J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 05-00947, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing.

         MECKLER, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97-03949-CA, Circuit Court of the 4th Judicial Circuit, Florida, Duval County (case filed 7/10/97). One individual suing.

         MULLIN V. PHILIP MORRIS, ET AL., Case No. 95-15287 CA 15, Circuit Court of the 11th Judicial Circuit, Florida, Dade County (case filed 11/7/95). One individual suing.

         O'ROURKE V. LIGGETT GROUP INC., ET AL., Case No. 97-31345-CICI, Circuit Court of the 7th Judicial Circuit, Florida, Volusia County (case filed 6/2/97). One individual suing.

         PEREZ, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No.
         96-1721-CIV-T-24B, USDC, Middle District of Florida (case filed 8/20/96). One individual suing.

         PHILLIPS V. R.J. REYNOLDS, ET AL., Case No. 97-31278, Circuit Court of the 7th Judicial Circuit, Florida, Volusia County (case filed 5/27/97). One individual suing.

         PIPOLO V. PHILIP MORRIS, ET AL., Case No. 97-05448, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 4/10/97). Two individuals suing.

         QUINN, ET AL. V. BROWN & WILLIAMSON CORPORATION, ET AL., Case No. 03-4768, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 5/19/03). One individual suing. Abated pending resolution of ENGLE.

         RAUCH, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97-11144, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 7/21/97). Two individuals suing.

         RAWLS, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 97-01354 CA, Circuit Court of the 4th Judicial Circuit, Florida, Duval County (case filed 3/6/97). One individual suing.

         RODRIGUEZ V. PHILIP MORRIS INCORPORATED, ET AL., Case No. 02-04912-CA-11, Circuit Court, Florida, Miami-Dade County. One individual suing.

         SCHULTZ V. PHILIP MORRIS INCORPORATED, ET AL., Case No. 99019898, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 11/24/99). One individual suing.

         SCHWARTZ, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. CA 030027078, Circuit Court of the 15th Judicial Circuit, Florida, Palm Beach County (case filed 02/24/03). Two individuals suing. Liggett is the only defendant. The case is scheduled for trial in May 2005.

         SHAW, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97-008755, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 6/10/97). Two individuals suing.

         SHAW, BARBARA, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 05-2863, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing.

         SHEEHAN V. BROWN & WILLIAMSON CORPORATION, ET AL., Case No. 01-9559, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing. Abated pending resolution of ENGLE.

         SHIRAH, ET AL. V. BROWN & WILLIAMSON CORPORATION, ET AL., Case No. 03-1589-Div. C, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. Two individual suing. Abated pending resolution of ENGLE.

         SPOTTS V. R.J. REYNOLDS, ET AL., Case No. 97-31373 CICI, Circuit Court of the 4th Judicial Circuit, Florida, Volusia County (case filed 9/16/97). One individual suing.

         STAFFORD V. BROWN & WILLIAMSON, ET AL., Case No. 97-7732-CI-019, Circuit Court of the 6th Judicial Circuit, Florida, Pinellas County (case filed 11/14/97). One individual suing. Abated pending resolution of ENGLE.

         STEWART, ET AL. V. R.J. REYNOLDS, ET AL., Case No. 97 2025 CA, Circuit Court of the 5th Judicial Circuit, Florida, Lake County (case filed 9/16/97). Two individuals suing.

         STRICKLAND, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 98-00764, Circuit Court of the 11th Judicial Circuit, Florida, Dade County (case filed 1/8/98). Two individuals suing.

         STROHMETZ V. PHILIP MORRIS, ET AL., Case No. 98-03787 CA, Circuit Court of the 4th Judicial Circuit, Florida, Duval County (case filed 7/16/98). One individual suing.

         SWANK-REICH V. BROWN & WILLIAMSON, ET AL., Case No. 97008782, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 6/10/97). One individual suing.

         THOMSON, BARRY, V. R.J. REYNOLDS, ET AL., Case No. 97-400-CA, Circuit Court of the 7th Judicial Circuit, Florida, Flagler County (case filed 9/2/97). One individual suing.

         THOMSON, EILEEN, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97-11170, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 7/21/97). One individual suing.

         VENTURA V. R.J. REYNOLDS TOBACCO CO., ET AL., Case No. 97-27024 CA
         (09), Circuit Court of the 11th Judicial Circuit, Florida, Dade County (case filed 11/26/97). One individual suing.

         WALKER V. BROWN & WILLIAMSON CORPORATION, ET AL., Case No. 03-8482, 13th Judicial Circuit, Florida, Hillsborough County. (case filed 09/11/03). One individual suing. Abated pending resolution of ENGLE.

         WARD V. BROWN & WILLIAMSON CORPORATION, ET AL., Case No. 03-8480, 13th Judicial Circuit, Florida, Hillsborough County. (case filed 09/11/03). One individual suing. Abated pending resolution of ENGLE.

         WASHINGTON, ET AL. V. PHILIP MORRIS, ET AL., Case No. 97-10575 CIDL, Circuit Court of the 7th Judicial Circuit, Florida, Volusia County (case filed 9/16/97). Two individuals suing.

         WELLS V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 02 21340 CA 30, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 8/22/02). One individual suing.

         WEIFFENBACH, ET UX. V. PHILIP MORRIS, ET AL., Case No.
         96-1690-CIV-T-24C, USDC, Middle District of Florida (case filed 8/30/96). Two individuals suing.

         WISCH V. LIGGETT GROUP INC., ET AL., Case No. 97-008759, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 6/10/97). One individual suing.

         WITT V. BROWN & WILLIAMSON CORPORATION, ET AL., Case No. 04-8530, 13th Judicial Circuit, Florida, Hillsborough County. One individual suing.

         ZARRELLA, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 0313947, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 8/12/03). Two individuals suing.

         BROWN-JONES V. THE AMERICAN TOBACCO CO., ET AL., Case No. 98-RCCV-28, Superior Court of Georgia, Richmond County (case filed 1/13/98). Two individuals suing.

         BADON, ET UX. V. RJR NABISCO INC., ET AL., Case No. 10-13653, 38th Judicial District, Louisiana, Cameron Parish (case filed 5/24/94). Six individuals suing.

         DIMM, ET AL. V. R.J. REYNOLDS, ET AL., Case No. 53919, 18th Judicial District Court, Parish of Iberville, Louisiana. Seven individuals suing.

         HUNTER, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 2002/18748m District Court, Parish of Orleans, Louisiana. (12/4/2002) Two Individuals suing.

         NEWSOM, ET AL. V. R.J. REYNOLDS, ET AL., Case No. 105838, 16th Judicial District Court, Parish of St. Mary, Louisiana (case filed 5/17/00). Five individuals suing.

         OSER V. THE AMERICAN TOBACCO CO., ET AL., Case No. 97-9293, Civil District of the Judicial District Court, State of Louisiana, Orleans Parish (case filed 5/27/97). One individual suing.

         RACCA, ET AL. V. R. J. REYNOLDS, ET AL., Case No. 10-14999, 38th Judicial District Court, State of Louisiana, Cameron Parish (case filed 7/16/98). Eleven individuals suing.

         REESE, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 2003-12761, 22nd Judicial District Court, Louisiana, St. Tammany (case filed 6/10/03). Five individuals suing.

         BATEMAN, PERRY V. A C AND S INC., ET AL., Case No. 24-X-02-001595, Circuit Court, Maryland, Baltimore City. One individuals suing.

         BARBE, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-02-001362, Circuit Court, Maryland, Baltimore City (6/7/02). Two individuals suing.

         BECKER, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-99-002152, Circuit Court, Maryland, Baltimore City (case filed 10/22/99). Two individuals suing.

         BENNETT, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-02-000192, Circuit Court, Maryland, Baltimore City (case filed 1/25/02). Two individuals suing.

         BERKEY V. OWENS-ILLINOID GLASS CO., ET AL., Case No. 24-X-03-001009, Circuit Court, Maryland, Baltimore City. One individual suing.

         BIEDRZYCKI, ET AL. V. OWENS CORNING FIBERGLAS CORPORATION, ET AL., Case No. 24-X-98-149503, Circuit Court, Maryland, Baltimore City (case filed 5/29/98) . Two individuals suing.

         BISIGNANI, ET AL. V. OWENS CORNING FIBERGLAS CORPORATION, ET AL., Case No. 24-X-97-010510, Circuit Court, Maryland, Baltimore City (case filed 1/10/97). Two individuals suing.

         BOYD, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-00-000305, Circuit Court, Maryland, Baltimore City (case filed 4/21/00). Two individuals suing.

         BRAUN, ET AL. V. OWENS ILLINOIS GLASS CO., ET AL., Case No. 24-X-03-000676, Circuit Court, Maryland, Baltimore City (case filed 6/13/03). Two individuals suing.

         BUTTA, GLORIA, ET AL. V. OWENS ILLINOIS GLASS CO., ET AL., Case No. 24-X-02-002559, Circuit Court, Maryland, Baltimore City (case filed 11/22/02). Four individuals suing.

         CARAVELLO, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-95-15350, Circuit Court, Maryland, Baltimore City. Two individuals suing.

         CARNES, ET AL. V. OWENS CORNING FIBERGLASS CORPORATION, ET AL., Case No. 24-X-98-028535, Circuit Court, Maryland, Baltimore City. Two individuals suing.

         CASPER AL. V. A C AND S ET AL., Case No. 24-X-01-001604, Circuit Court, Maryland, Baltimore City (case filed 10/22/01). Two individuals suing.

         CAVEY , ET AL. V. OWENS CORNING FIBERGLASS CORPORATION, ET AL., Case No. 24-X-98-093530, Circuit Court, Maryland, Baltimore City. Two individuals suing.

         CITRANO, ET AL. V. A C AND S INC., ET AL. , Case No.24-X-02-001513, Circuit Court, Maryland, Baltimore City (case filed 6/24/02). One individual suing.

         CISSIN V. A C AND S INC., ET AL., Case No.24-X-01-000078, Circuit Court, Maryland, Baltimore City (case filed 01/17/01). One individual suing.

         CHATHAM, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-01-000780, Circuit Court, Maryland, Baltimore City. Two individuals suing.

         CONN, ET AL. V. OWENS ILLINOIS GLASS CO., ET AL., Case No. 24-X-03-000983, Circuit Court, Maryland, Baltimore City. Two individuals suing.

         COTY, ET AL. V. QUIGLEY CO., INC., ET AL., Case No. 24-X-04-000212, Circuit Court, Maryland, Baltimore City. Two individuals suing.

         COYNE, ET AL. V. A C AND S INC., ET AL, Case No. 24-X-99-001004, Circuit Court, Maryland, Baltimore City (case filed 5/28/99). Four individuals suing.

         CULBERTSON, ET AL. V. OWENS ILLINOIS GLASS CO. ET AL., Case No. 24-X-03-0002060, Circuit Court, Maryland, Baltimore City (case filed 2/14/03). One individual suing.

         DOHLER, ET UX. V. OWENS -ILLINOIS GLASS CO., ET AL., Case No. 24-X-03-000451, Circuit Court, Maryland, Baltimore City (Case filed 4/25/03). Two individuals suing.

         DUNAJA, ET AL. V. OWENS ILLINOIS GLASS CO., ET AL., Case No. 24-X-03-000189, Circuit Court, Maryland, Baltimore City (case filed 2/10/03). Seven individuals suing.

         EICHELBERGER, ET AL. V. OWENS ILLINOIS GLASS CO., ET AL., Case No. 24-X-03-000378, Circuit Court, Maryland, Baltimore City (case filed 4/11/03). Six individuals suing.

         EIKENBERG, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-99-001782, Circuit Court, Maryland, Baltimore City (case filed 9/8/99). Two individuals suing.

         ENGLE, WILLIAM, ET UX V. OWENS ILLINOIS GLASS CO., ET AL., Case No. 24-X-02-002162, Circuit Court, Maryland, Baltimore City (case filed 9/27/02). Two individuals suing.

         EVERSON, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-98-219536, Circuit Court, Maryland, Baltimore City (case filed 8/7/98). Two individuals suing.

         FAIR, JOYCE, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-98-219540, Circuit Court, Maryland, Baltimore City (case filed 8/7/98). Six individuals suing.

         FAZENBAKER, ET AL. V. OWENS ILLINOIS GLASS CO., ET AL., Case No. 24-X-03-000137, Circuit Court, Maryland, Baltimore City (case filed 1/31/03). One individual suing.

         FELTON, ET AL. V. OWENS ILLINOIS GLASS CO., ET AL., Case No. 24-X-03-000866, Circuit Court, Maryland, Baltimore City (case filed 7/25/03). Two individuals suing.

         FIORENZA, ET AL. V. OWENS -ILLINOIS GLASS CO., ET AL., Case No. 24-X-02-002448, Circuit Court, Maryland, Baltimore City (case filed 11/6/02). Two individuals suing.

         FLEISCHMAN, ET AL. V. OWENS -ILLINOIS GLASS CO., ET AL., Case No. 24-X-03-001120, Circuit Court, Maryland, Baltimore City. One individual suing.

         FRITZ, ET UX V. A C AND S INC., ET AL, Case No. 24-X-02-000825, Circuit Court, Maryland, Baltimore City (case filed 4/5/02). Two individuals suing.

         FOX, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-96-239541, Circuit Court, Maryland, Baltimore City. Two individuals suing.

         GEORGE, ET AL. V. OWENS ILLINOIS GLASS CO., ET AL., Case No. 24-X-03-000211, Circuit Court, Maryland, Baltimore City. Five individuals suing.

         GERVASI, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-98-020506, Circuit Court, Maryland, Baltimore City (case filed 1/20/98). Two individuals suing.

         GRANT, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-00-001432, Circuit Court, Maryland, Baltimore City ( case filed 12/1/00). Two individuals suing.

         GROSE, V. A C AND S INC., ET AL., Case No. 24-X-99-002199, Circuit Court, Maryland, Baltimore City (10/29/99). One individual suing.

         HAIRSINE, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-98-289544, Circuit Court, Maryland, Baltimore City (case filed 10/16/98). Two individuals suing.

         HAJINICOLAS, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-02-000829, Circuit Court, Maryland, Baltimore City (case filed 4/5/02). Two individuals suing.

         HARPER, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-98-289543, Circuit Court, Maryland, Baltimore City (case filed 10/16/98). Two individuals suing.

         HARRIS, ET AL. V. OWENS ILLINOIS GLASS CO. INC., ET AL., Case No. 24-X-02-002656, Circuit Court, Maryland, Baltimore City (case filed 12/6/02). One individual suing.

         HEMPFIELD, ET AL. V. OWENS ILLINOIS GLASS CO., ET AL., Case No. 24-X-03-000055, Circuit Court, Maryland, Baltimore City (case filed 1/17/03). Two individuals suing.

         HENN, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-00-001374, Circuit Court, Maryland, Baltimore City (case filed11/22/00). Two individuals suing.

         HENNIGER, ET AL. V. OWENS ILLINOIS GLASS CO., ET AL., Case No. 24-X-03-000681, Circuit Court, Maryland, Baltimore City. Two individuals suing.

         HILL V. A C AND S INC., ET AL., Case No. 24-X-02-000957, Circuit Court, Maryland, Baltimore City (case filed 4/12/02). One individual suing.

         HILL, THELMA C., ET AL. V. OWENS ILLINOIS GLASS CO., ET AL., Case No. 24-X-03-000143, Circuit Court, Maryland, Baltimore City. Two individuals suing.

         HOLMES, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-90-264509, Circuit Court, Maryland, Baltimore City. One individual suing.

         HUFFMAN, ET AL. V. OWENS CORNING FIBERGLASS CORPORATION, ET AL., Case No. 24-X-90-358501, Circuit Court, Maryland, Baltimore City (6/18/90). Two individuals suing.

         HUNCHER, ET, AL. V. A C AND S INC., ET AL., Case No. 24-X-97-353534, Circuit Court, Maryland, Baltimore City (case filed 12/19/97). Two individuals suing.

         INGRAM, ET AL. V. B. F. GOODRICH COMPANY, ET AL., Case No. 24-X-01-002030, Circuit Court, Maryland, Baltimore City (case filed 12/10/01). Two individuals suing.

         IRELAND, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-02-002493, Circuit Court, Maryland, Baltimore City (11/15/02). Five individuals suing.

         JACOB, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-02-000931, Circuit Court, Maryland, Baltimore City (case filed 4/12/02). Four individuals suing.

         JAGODZINSKI, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-02-001365, Circuit Court, Maryland, Baltimore City (6/7/02). Three individuals suing.

         JAMES, ET AL. V. OWENS CORNING FIBERGLAS CORP., ET AL., Case No. 24-X-98-072526, Circuit Court, Maryland, Baltimore City ( case filed 03/13/98). Two individuals suing.

         JENNETTE, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-98-135533, Circuit Court, Maryland, Baltimore City (case filed 5/15/98). Four individuals suing.

         JOHNSON, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-95146511, Circuit Court, Maryland, Baltimore City (case filed 1/6/97). Two individuals suing.

         JONES, H, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-00-000061, Circuit Court, Maryland, Baltimore City (case filed 1/27/00). Two individuals suing.

         JONES, W, ET UX. V. OWENS ILLINOIS GLASS CO., ET AL., Case No. 24-X-02-002649, Circuit Court, Maryland, Baltimore City (case filed 12/6/02). One individual suing.

         JORDON, ET AL. V. OWENS CORNING FIBERGLASS CORPORATION, ET AL., Case No. 24-X95-055503, Circuit Court, Maryland, Baltimore City. Three individuals suing.

         KAHLER, ET AL. V. A C AND S, INC., ET AL., Case No. 24-X-02-002634, Circuit Court, Maryland, Baltimore City. Two individuals suing.

         KENNEDY, ET AL. V. OWENS ILLINOIS GLASS CO., ET AL., Case No. 24-X-03-000729, Circuit Court, Maryland, Baltimore City. Two individuals suing.

         KRAUS, ET AL. V. OWENS ILLINOIS GLASS CO., ET AL., Case No. 24-X-02-002351, Circuit Court, Maryland, Baltimore City (case filed 10/18/02). Two individuals suing.

         LANG, ET AL. V. OWENS ILLINOIS GLASS CO., ET AL., Case No. 24-X-02-002564, Circuit Court, Maryland, Baltimore City (11/22/02). Three individuals suing.

         LEGRAND, ET UX. V. OWENS ILLINOIS GLASS CO., ET AL., Case No. 24-X-03-000986, Circuit Court, Maryland, Baltimore City. Two individuals suing.

         LEWIS, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-01-001906, Circuit Court, Maryland, Baltimore City (11/29/01). Two individuals suing.

         MACKENZIE, ET AL. V. OWENS CORNING FIBERGLAS CORPORATION, ET AL., Case No. 24-X-98-341506, Circuit Court, Maryland, Baltimore City (case filed 12/7/98).Two individuals suing.

         MARSHALL, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-89-188528, Circuit Court, Maryland, Baltimore City. Two individuals suing.

         MASIMORE V. A C AND S INC., ET AL., Case No. 24-X-01-000578, Circuit Court, Maryland, Baltimore City (case filed 04/19/01). One individual suing.

         MCCORMACK, ET AL. V. OWENS CORNING FIBERGLASS CORPORATION, ET AL., Case No. 24-X-90-358501, Circuit Court, Maryland, Baltimore City (case filed 8/1/90). Two individuals suing.

         MCCORMICK, ROSE, ET AL. V. OWENS ILLINOIS GLASS CO., ET AL., Case No. 24-X-03-000260, Circuit Court, Maryland, Baltimore City (case filed 3/7/03). Two individuals suing.

         MCCOY, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-02-001436, Circuit Court, Maryland, Baltimore City (case filed 6/14/02). Five individuals suing.

         MCCLUNG, ET AL. V. OWENS ILLINOIS GLASS CO., ET AL., Case No. 24-X-03-000743, Circuit Court, Maryland, Baltimore City ( case filed 6/20/03). Two individuals suing.

         MCDERMOTT, ET AL. V. OWENS CORNING FIBERGLAS CORPORATION, ET AL., Case No. 24-X-97-045522, Circuit Court, Maryland, Baltimore City (case filed 9/8/00). One individual suing.

         NEEDHAM, ET AL. V. OWENS ILLINOIS GLASS CO., ET AL., Case No. 24-X-03-001192, circuit Court, Maryland, Baltimore City. Two individuals suing.

         NIELSEN, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-00-000479, Circuit Court, Maryland, Baltimore City (case filed 5/16/00). Two individuals suing.

         PARTON, ET AL. V. OWENS ILLINOIS GLASS CO., ET AL., Case No. 24-X-03-000063, Circuit Court, Maryland, Baltimore City (case filed 1/17/03). Seven individuals suing.

         PIERCE, ET AL. V. OWENS CORNING FIBERGLAS CORPORATION, ET AL., Case No. 24-X-98-219529, Circuit Court, Maryland, Baltimore City. Two individuals suing.

         PIERCY, ET AL. V. OWENS- ILLINOIS GLASS CO., ET AL., Case No. 24-X-02-002314, Circuit Court, Maryland, Baltimore City (case filed 10/11/02). Two individuals suing.

         POMPA, ET AL. V. OWENS CORNING FIBERGLAS, ET AL., Case No. 24-X-98-072505, Circuit Court, Maryland, Baltimore City (case filed 3/13/98). One individual suing.

         PRESSLEY V. A C AND S INC., ET AL., Case No. 24-X-02-002682, Circuit Court. Maryland, Baltimore City (case filed 12/13/02). One individual suing.

         PRICE, ET AL. V. OWENS ILLINOIS GLASS CO., ET AL., Case No. 24-X-03-001058, Circuit Court, Maryland, Baltimore City. Two individuals suing.

         PUSINSKY, ET AL., V. A C AND S INC., ET AL., Case No. 24-X-99-000929, Circuit Court, Maryland, Baltimore City (case filed 5/21/99). Two individuals suing.

         RHOADES, ET UX. V. QUIGLEY COMPANY, INC., ET AL., Case No. 24-X-04-000060, Circuit Court, Maryland, Baltimore City. Two individuals suing.

         RIDGLEY, ET AL. V. OWENS ILLINOIS GLASS CO., ET AL., Case No. 24-X-03-000124, Circuit Court, Maryland, Baltimore City (case filed 1/31/03). Two individuals suing.

         ROBERTS V. A C AND S INC., ET AL., Case No. 24-X-02-001161, Circuit Court, Maryland, Baltimore City (case filed 5/10/02). One individual suing.

         ROLLINS, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-02-000748, Circuit Court, Maryland, Baltimore City (case filed3/28/02). Two individuals suing.

         RUSSELL, ET AL. V. OWENS CORNING FIBERGLAS CORPORATION, ET AL., Case No. 24-X-98-343501, Circuit Court, Maryland, Baltimore City (case filed 12/9/98). Two individuals suing.

         RYAN, ET AL. V. OWENS CORNING FIBERGLASS CORPORATION, ET AL., Case No. 24-X-97-045529, Circuit Court, Maryland, Baltimore City. One individuals suing.

         SASSLER, ET AL. V. OWENS CORNING FIBERGLASS CORPORATION, ET AL., Case No. 24-X96341506, Circuit Court, Maryland, Baltimore City. Three individuals suing.

         SAVOIE, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-02-001666, Circuit Court, Maryland, Baltimore City (7/25/2002). Two individuals suing.

         SILBERSACK, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-97083510, Circuit Court, Maryland, Baltimore City (case filed 3/24/96). Three individuals suing.

         SMITH, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-01-000771, Circuit Court, Maryland, Baltimore City (case filed 5/25/01). Two individuals suing.

         SMITH, K., ET AL. V. A C AND S INC., ET AL., Case No. 24-X-02-000954, Circuit Court, Maryland, Baltimore City (case filed 4/12/02). Two individuals suing.

         SPERANZELLA, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-99-002733, Circuit Court, Maryland, Baltimore City (case filed 12/22/99). One individual suing.

         STEFANSKI, ET AL. V. QUIGLEY CO., INC., Case No. 24-X-04-000207, Circuit Court, Maryland, Baltimore City. Five individuals suing.

         STUCHINSKI, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-02-000243, Circuit Court, Maryland, Baltimore City (case filed 1/31/02). Two individuals suing.

         STRAUSBURG, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-98-135539, Circuit Court, Maryland, Baltimore City (case filed 5/15/98). Four individuals suing.

         STOCKSTILL, ET AL. V. OWENS ILLINOIS GRACE COMPANY, ET AL., Case No. 24-X-03-000272, Circuit Court, Maryland, Baltimore City (case filed 3/7/03). Two individuals suing.

         THAMES, ET AL. V. A C AND S INC., ET AL., Case No. 24-X94-325506, Circuit Court, Maryland, Baltimore City (case filed 11/21/94). Two individuals suing.

         TULL, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-01-000537, Circuit Court, Maryland, Baltimore City (case filed 4/11/01). Two individuals suing.

         TURNER V. A C AND S INC., ET AL., Case No. 24-X-98-301502, Circuit Court, Maryland, Baltimore City. One individual suing.

         TWINE V. A C AND S INC., ET AL., Case No. 24-X-02-000582, Circuit Court, Maryland, Baltimore City (3/8/02). One individual suing.

         WALKER, ET AL. V. OWENS ILLINOIS GLASS CO., ET AL., Case No. 24-X-03-000161, Circuit Court, Maryland, Baltimore City (case filed 1/31/03). Two individuals suing.

         WALPOLE, ET AL. V. OWENS ILLINOIS GLASS CO., ET AL., Case No. 24-X-02-002177, Circuit Court, Maryland, Baltimore City (case filed 9/27/02). Two individuals suing.

         WALTER, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-91-310530, Circuit Court, Maryland, Baltimore City. Two individuals suing.

         WAUGH, ET AL. V. QUIGLEY COMPANY, INC., ET AL., Case No.
         24-X-04-000209, Circuit Court, Maryland, Baltimore City. Four individuals suing.

         WILSON, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-95146533, Circuit Court, Maryland, Baltimore City (case filed 5/26/95). Three individuals suing.

         WILLIAMS, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-99-000113, Circuit Court, Maryland, Baltimore City (case filed 1/20/99). Two individuals suing.

         WINKLER, ET AL. V. OWENS CORNING FIBERGLAS CORPORATION, ET AL., Case No. 24-X-98-402564, Circuit Court, Maryland, Baltimore City. Two individuals suing.

         WITKOWSKI, ET AL. V. A C AND S INC., ET AL., Case No. 24-X-98-020519, Circuit Court, Maryland, Baltimore City (case filed 1/20/98). One individual suing.

         WEST, ET AL. V. OWENS ILLINOIS GLASS CO., ET AL., Case No. 24-X-03-000970, Circuit Court, Maryland, Baltimore City. Five individuals suing.

         WRIGHT, ET AL. V. OWENS ILLINOIS GLASS CO., ET AL., Case No. 24-X-03-000162, Circuit Court, Maryland, Baltimore City (case filed 1/31/03). Two individuals suing.

         YOUNG, ET AL. V. OWENS CORNING FIBERGLASS CORPORATION, ET AL., Case No. 24-X-97-139547, Circuit Court, Maryland, Baltimore City (case filed 5/19/97). Two individuals suing.

         ZNOVENA, ET AL. V. AC AND S INC., ET AL., Case No. 24-X-97240553CX1848, Circuit Court, Maryland, Baltimore City (case filed 8/24/98). Two individuals suing.

         MONTY V. HARVARD PILGRIM HEALTH CARE, ET AL., Demand Letter. Superior Court, Massachusetts. No suit filed.

         NYSKO, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Demand letter and draft complaint, Superior Court of Massachusetts, Middlesex County. No suit filed.

         PISCIONE V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Demand letter and draft complaint, Superior Court of Massachusetts, Middlesex County. No suit filed.

         SATCHELL V. THE TOBACCO INSTITUTE, INC., ET AL., Demand Letter. Superior Court, Massachusetts. No suit filed.

         ANGELETHY, ET AL. V. R. J. REYNOLDS, ET AL., Case No. 02-KV-0315-J, Circuit Court, Mississippi, Adams County (case filed 4/21/03). Six individuals suing.

         ANDERSON, HARVEY, L., ET AL. V. R. J. REYNOLDS, ET AL., Case No. 2002-309, Chancery Court, Mississippi, Adams County (case filed 4/25/02). Two individuals suing.

         BANKS, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 2000-136, Circuit Court, Mississippi, Jefferson County (case filed 12/22/2000). Six individuals suing.

         BARKER, PEARLIE, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 2001-64, Circuit Court, Mississippi, Jefferson County (case filed 3/30/01). Three individuals suing.

         BELL, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 2001-271, Chancery Court, Mississippi, Jefferson County (case filed 12/18/01). Six individuals suing.

         BLYTHE V. RAPID AMERICAN CORPORATION, ET AL., Case No. CI 96-0080-AS, Circuit Court, Mississippi, Jackson County (case filed 9/23/96). One individual suing.

         BROWN, GLAYSON, ET AL. V. R.J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 2001-0022(1) Circuit Court, Mississippi, George County (case filed 3/30/01). 224 individuals suing.

         BUFORD, ET AL. V R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 2001-268, Chancery Court, Mississippi, Jefferson County (case filed 12/17/01).

         CHAMBLISS, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 2001-273, Circuit Court, Mississippi, George County (case filed 12/21/01). Four individuals suing.

         COCHRAN, ET AL. V. R. J. REYNOLDS, ET AL., Case No. 2002-0366(3), Circuit Court, Mississippi, George County (case filed 12/31/02). One individual suing.

         COOK, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. 2001-166, Chancery Court, Mississippi, Claiborne County (case filed 10/01/01). Two individuals suing.

         COMBUSTION ENGINEERING, ET AL. V. R. J. R. NABISCO, INC., ET AL., Case No. 2001-86, Circuit Court, Mississippi, Claiborne County (case filed 4/18/01). Six individuals are suing.

         COMBUSTION ENGINEERING, ET AL. V. R. J. R. NABISCO, ET AL., Case No. 2000-617, Circuit Court, Mississippi, Jefferson County (case filed 4/18/01). Claims of plaintiff Combustion Engineering only were dismissed with prejudice by order dated 8/26/04. The claims of individual plaintiffs are still pending. Five individuals are suing.

         FISCHER, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 02-0196, Circuit Court, Mississippi, Wilkinson County (case filed 4/29/03). Five individuals suing.

         GLASS, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 2002-338, Circuit Court, Mississippi, Jefferson County (case filed 12/20/02). Seven individuals suing.

         GOSS, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No.2002-308, Chancery Court, Mississippi, Adams County (case filed 4/25/02). Three individuals suing.

         GRIFFIN, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 2001-274, Chancery Court, Mississippi, Jefferson County (case filed 1/9/02). Four individuals are suing.

         HARRIED, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 2002-041, Chancery Court, Mississippi, Jefferson County (case filed 03/01/02). Two individuals suing.

         HARRIS, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 2002-853, Chancery Court, Mississippi, Adams County (case filed 4/21/03). Six individuals suing.

         HILL, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. 2001-163, Chancery Court, Mississippi, Claiborne County (case filed 9/27/01). Two individuals suing.

         HOLMES, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 2002-424, Chancery Court, Mississippi, Copiah County (case filed 9/11/02). Five individuals suing.

         HUMPHREY, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 2000-608, Circuit Court, Mississippi, Jefferson County (case filed 12/1/00). Twenty individuals are suing.

         JENNINGS, ET AL. V. R. J. REYNOLDS, ET AL., Case No. 2000-238, Circuit Court, Mississippi, Claiborne County (case filed 11/2/00). Fourteen individuals suing.

         KAISER ALUMINUM AND CHEMICAL CORPORATION, ET AL. V. R. J. R. NABISCO, INC., ET AL., Case No. 2000-615, Circuit Court, Mississippi, Jefferson County (case filed 12/15/00). Claims of plaintiff Kaiser Aluminum and Chemical Corporation only were dismissed with prejudice by Agreed Final Judgment of Dismissal dated 6/16/04. The claims of individual plaintiffs are still pending.

         KELLY, ET AL. V. R. J. REYNOLDS, ET AL., Case No. 2002-404, Circuit Court, Mississippi, Claiborne County. Seven individuals suing.

         MCDOUGEL, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 2002-040, Chancery Court, Mississippi, Jefferson County (case filed 03/01/02). Three individuals suing.

         MCGEE, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. 2000-596, Circuit Court, Mississippi, Jefferson County (case filed 11/16/00). Nineteen individuals suing.

         MITCHELL, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 2002-392, Chancery Court, Mississippi, Adams County (case filed 05/28/02). Three individuals suing.

         MURPHY, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 2002-390, Chancery Court, Mississippi, Adams County (case filed 05/28/02). Three individuals suing.

         OLIVER, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 2001-275, Chancery Court, Mississippi, Jefferson County (case filed 12/21/01). Four individuals are suing.

         PATTERSON, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 5:04cv174, USDC, Southern District, Mississippi, Western Division (case filed 7/7/04). One individual suing.

         PILGRAM, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. G2002-2374W/4, Chancery Court, Mississippi, Hinds County (case filed 12/30/02). Eighteen individuals suing.

         SMITH, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 2002-391, Chancery Court, Mississippi, Adams County (case filed 05/28/02). Three individuals suing.

         STARKS, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 2002-071, Chancery Court, Mississippi, Jefferson County (case filed 04/25/02). Three individuals suing.

         STEVENS, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 03-KV-0055-J, Circuit Court, Mississippi, Adams County (case filed 4/30/03). One individual suing.

         T&N, LTD, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 2001-87, Circuit Court, Mississippi, Claiborne County (case filed 4/18/01). Liggett & Myers and Brooke Group were dismissed 8/16/01; Liggett Group is still a defendant. Claims of plaintiff T&N, Ltd. only were dismissed with prejudice by Agreed Final Judgment of Dismissal dated 6/16/04. The claims of individual plaintiffs are still pending. Three individuals are suing.

         T&N, LTD, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 2000-618, Circuit Court, Mississippi, Jefferson County (case filed 4/18/01). Liggett & Myers and Brooke Group were dismissed 8/16/01; Liggett Group is still a defendant. Claims of plaintiff T&N, Ltd. only were dismissed with prejudice by Agreed Final Judgment of Dismissal dated 6/16/04. The claims of individual plaintiffs are still pending. Two individuals are suing.

         THOMAS, EZELL, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 96-0065, Circuit Court, Mississippi, Jefferson County (case filed
         1996).

         W. R. GRACE, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 2001-58, Circuit Court, Mississippi, Jefferson County (case filed 3/23/01). Liggett & Myers and Brooke Group were dismissed 8/16/01; Liggett Group is still a defendant. This suit was stayed pending resolution of the Owens Corning case before the Mississippi Supreme Court

         WALTERS, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 2002-845, Chancery Court, Mississippi, Adams County (case filed 12/31/02). Thirteen individuals suing.

         WHITE, ET AL. V. PHILIP MORRIS, INC. ET AL., Case No. 97-0053, Chancery Court, Mississippi, Jefferson County (case filed 4/24/97). Three individuals suing.

         WILSON, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 2002-208, Chancery Court, Mississippi, Adams County (case filed 03/15/02). Four individuals suing.

         WOODS, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 2002-06, Chancery Court, Mississippi, Claiborne County (case filed 1/9/02). Two individuals are suing.

         ALEXANDER, ET AL. V. BROWN & WILLIAMSON TOBACCO CORPORATION, ET AL., Case No. 03-CV-202909, Circuit Court, Missouri, Jackson County (case filed 5/21/03). Nineteen individuals suing.

         BAYRO, ET AL. V. PHILIP MORRIS, INC., ET AL., Circuit Court, Missouri, Jackson County. Three individuals suing. Liggett has not yet been served with the complaint.

         DAVIS, ET AL. V. AMERICAN TOBACCO COMPANY, ET AL., Case No. 2:00-CV-26-CEJ, USDC, Missouri, Eastern District (case filed 9/25/00). Two individuals suing.

         MATTERN, ET AL. V. BROWN & WILLIAMSON TOBACCO CORPORATION, ET AL., Case No. 032-09705, Circuit Court, 22nd Judicial Circuit, Missouri, St. Louis City (case filed 9/5/03) Two individuals suing. Plaintiff has dismissed all defendants except Liggett. The case is scheduled for trial in October 2005.

         ARMENDARIZ V. PHILIP MORRIS, ET AL., Case No. 999/862, District Court, Nebraska, Douglas County (case filed 11/17/00). One individual suing.

         MUMIN V. PHILIP MORRIS, ET AL., Doc. 1000 No. 46, District Court, Nebraska, Douglas County (case filed 11/27/00). One individual suing.

         ALVAREZ V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 102872/02, Supreme Court of New York, New York County. One individual suing.

         ALVARADO V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 102874/02, Supreme Court of New York, New York County. One individual suing.

         BRANTLEY V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 114317/01, Supreme Court of New York, New York County. Individual suing.

         CRESCENZO V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 102817/02, Supreme Court of New York, New York County. Individual suing.

         DEBOBES V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 29544/92, Supreme Court of New York, Nassau County. One Individual suing.

         FABIANO, ET AL. V. PHILIP MORRIS INCORPORATED, ET AL., Case No. 04-102715, Supreme Court of New York, New York County (case filed 2/20/2004). Two individuals suing.

         HAUSRATH, ET AL. V. PHILIP MORRIS INC., ET AL, Case No. I2001-09526, Superior Court, New York, Erie County (case filed 01/24/02). Two individuals suing.

         HOBART V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 102869/02, Supreme Court of New York, New York County. Individual suing.

         HOCHMAN V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 102860/02, Supreme Court of New York, New York County. Individual suing.

         JAMES V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 103034/02, Supreme Court of New York, New York County. Individual suing.

         MACH, ET AL. V. PHILIP MORRIS USA, INC., ET AL., Case No. 21401/04, Supreme Court of New York, Kings County. One individual suing

         MCCORMACK V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 102864/02, Supreme Court of New York, New York County. Individual suing.

         OBERST V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 108428/98, Supreme Court of New York, New York County. Individual suing.

         SHEA, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 008938/03, Supreme Court of New York, Nassau County. Two individuals suing.

         SMITH, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 020525/97, Supreme Court of New York, Queens County (case filed 9/19/97). Eight individuals suing.

         STANDISH, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. 18418-97, Supreme Court of New York, Bronx County (case filed 7/28/97). One individual suing.

         TORMEY, THOMAS M., ET AL. V. THE AMERICAN TOBACCO, ET AL., Case No. 2005-0506, Supreme Court of New York, Onondaga County (case filed 1/25/05). Two individuals suing.

         YEDWABNICK, BERNARD, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No.20525/97, Supreme Court of New York, Queens County.

         YUEN V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 102861/02, Supreme Court of New York, New York County. One individual suing.

         WILSON, ET AL. V. LIGGETT & MYERS, ET AL., USDC, Middle District Court, North Carolina. One individual suing.

         CROFT, ET AL. V. AKRON GASKET & PACKING, ET AL., Case No. CV04541681, Court of Common Pleas, Ohio, Cuyahoga County. Two individuals suing.

         BUSCEMI V. BROWN & WILLIAMSON, ET AL., Case No. 002007, Court of Common Pleas, Pennsylvania, Philadelphia County (case filed 9/21/99). Two individuals suing.

         AYALA , THE ESTATE OF, ET AL. V. PHILIP MORRIS INC., ET AL., Case No. 02-2175(VJ/PG), USDC, District of Puerto Rico, Puerto Rico (case filed 8/8/02). Five individuals suing.

         CABRERA, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 03-207, USDC, District of Puerto Rico, Puerto Rico (case filed 10/7/03). Three individuals suing.

         CRUZ, ET AL. V. PHILIP MORRIS INC., ET AL., Case No. 02-2507(RLA), USDC, District of Puerto Rico, Puerto Rico (case filed 10/7/02). Twenty-three individuals suing.

         DE JESUS DIAZ, ET AL. V. PHILIP MORRIS INC, ET AL., Case No. 03-1900, USDC, District of Puerto Rico, Puerto Rico (case filed 8/21/03). Two Hundred Sixty-Six individuals suing.

         DE JESUS RIVERA, ET AL. V. R. J. REYNOLDS TOBACCO, ET AL., Case No. 03-1099, USDC, District of Puerto Rico, Puerto Rico (case filed 01/03/03). Twelve individuals suing.

         LINDER, ET AL. V. LIGGETT MYERS, ET AL., Case No. 02-2435, USDC, District of Puerto Rico, Puerto Rico (case filed 1/3/03). Two individuals suing.

         LOPEZ, THE ESTATE OF, ET AL. V. PHILIP MORRIS INC., ET AL., Case No. 02-2173(RLA), USDC, District of Puerto Rico, Puerto Rico (case filed 8/8/02). Nine individuals suing.

         LOPEZ, ISABEL QUINTANA, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 03-2048, USDC, District of Puerto Rico, Puerto Rico (case filed 9/26/03). Two individuals suing.

         MALDONADO, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No 05-1148 (JP), USDC, District of Puerto Rico, Puerto Rico (case filed 2/4/05). Five individuals suing. Liggett has not yet been served.

         MARTINEZ, THE ESTATE OF, ET AL. V. PHILIP MORRIS INC., ET AL., Case No. 02-2171 (HL), USDC, District of Puerto Rico, Puerto Rico (case filed 8/8/02). Six individuals suing.

         PANDAL, THE ESTATE OF, ET AL. V. PHILIP MORRIS INC., ET AL., Case No. 03-1642 (SEC), USDC, District of Puerto Rico, Puerto Rico (case filed 6/9/03). Five individuals suing.

         REYES, THE ESTATE OF , ET AL. V. PHILIP MORRIS INC., ET AL., Case No. 02-2174(SEC), USDC, District of Puerto Rico, Puerto Rico (case filed 8/8/02). Ten individuals suing.

         RODRIGUEZ-TORRES, ET AL. V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 03-1644 (SEC), USDC, District of Puerto Rico (case filed 6/10/03). Eight individuals suing.

         RUIZ DIAZ, ET AL., V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 03-1003 JAG, USDC, District of Puerto Rico (case filed 1/3/03). Eight individuals suing.

         VELEZ, THE ESTATE OF, ET AL. V. PHILIP MORRIS INC., ET AL., Case No. 02-2172(JAG), USDC, District of Puerto Rico, Puerto Rico (case filed 8/8/02). Twelve individuals suing.

         VELEZ, MARIBEL ARTURET, V. R. J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 03-2049, USDC, District of Puerto Rico, Puerto Rico (case filed 9/28/03). One Individual suing.

         BROWN V. BROWN & WILLIAMSON TOBACCO CORP., ET AL., Case No. 98-5447, Superior Court, Rhode Island (case filed 10/30/98). One individual suing.

         NICOLO V. PHILIP MORRIS, ET AL., Case No. 96-528 B, USDC, Rhode Island (case filed 9/24/96). One individual suing.

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

         ADAMS V. BROWN & WILLIAMSON, ET AL., Case No. 96-17502, District Court of the 164th Judicial District, Texas, Harris County (case filed 4/30/96). One individual suing.

         COLUNGA V. AMERICAN BRANDS, INC., ET AL., Case No. C-97-265, USDC, Texas, Southern District (case filed 4/17/97). One individual suing.

         HALE, ET AL. V. AMERICAN BRANDS, INC., ET AL., Case No. C-6568-96B, District Court of the 93rd Judicial District, Texas, Hidalgo County (case filed 1/30/97). One individual suing.

         HAMILTON, ET AL. V. BGLS, INC., ET AL., Case No. C 70609 6 D, USDC, Texas, Southern District (case filed 2/26/97). Five individuals suing.

         HODGES, ET VIR V. LIGGETT GROUP, INC., ET AL., Case No. 8000*JG99, District Court of the 239th Judicial District, Texas, Brazoria County (case filed 5/5/99). Two individuals suing.

         JACKSON, HAZEL, ET AL. V. PHILIP MORRIS, INC., ET AL., Case No. G-01-071, USDC, Texas, Southern District (case filed 2/7/2001). Five individuals suing.

         LUNA V. AMERICAN BRANDS, ET AL., Case No. 96-5654-H, USDC, Texas, Southern District (case filed 2/18/97). One individual suing.

         MCLEAN, ET AL. V. PHILIP MORRIS, ET AL., Case No. 2-96-CV-167, USDC, Texas, Eastern District (case filed 8/30/96). Three individuals suing.

         MIRELES V. AMERICAN BRANDS, INC., ET AL., Case No. 966143A, District Court of the 28th Judicial District, Texas, Nueces County (case filed 2/14/97). One individual suing.

         MISELL, ET AL. V. AMERICAN BRANDS, ET AL., Case No. 96-6287-H, District Court of the 347th Judicial District, Texas, Nueces County (case filed 1/3/97). Four individuals suing.

         RAMIREZ V. AMERICAN BRANDS, INC., ET AL., Case No. M-97-050, USDC, Texas, Southern District (case filed 12/23/96). One individual suing.

         THOMPSON, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97-2981-D, District Court of the 105th Judicial District, Texas, Nueces County (case filed 12/15/97). Two individuals suing.

         BOWDEN, ET AL. V. R.J. REYNOLDS TOBACCO COMPANY, ET AL., Case No. 98-0068-L, USDC, Virginia, Western District (case filed 1/6/99).

         VAUGHAN V. MARK L. EARLEY, ET AL., Case No. 760 CH 99 K 00011-00, Circuit Court, Virginia, Richmond (case filed 1/8/99). One individual suing.

         BREWER, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 01-C-82, Circuit Court, West Virginia, Ohio County. Two individuals suing.

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

         IN RE TOBACCO PI (5000), Case NO. 00-C-5000, Circuit Court, West Virginia, Ohio County. Consolidating approximately 1,000 individual smoker actions which were pending prior to 2001. Liggett has been severed from the trial of the consolidated action.

         LITTLE, W. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 01-C-235, Circuit Court, West Virginia, Ohio County (case filed 6/4/01). One individual suing.

         FLOYD V. STATE OF WISCONSIN, ET AL., Case No. 99 CV 001125, Circuit Court, Wisconsin, Milwaukee County (case filed 2/10/99). One individual suing.

VI. PRICE FIXING CASES

         SMITH, ET AL. V. PHILIP MORRIS COMPANIES, INC., ET AL., Case No. 00-CV-26, District Court, Kansas, Seward County (case filed 2/7/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of Kansas. The court granted class certification in November 2001.

         ROMERO, ET AL. V. PHILIP MORRIS COMPANIES, INC. ET AL., Case No. D0117 CV-00000972, District Court, Rio Arriba County, New Mexico (case filed 4/10/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of New Mexico. Plaintiffs' motion for class certification was granted in April 2003. In February 2005, the New Mexico Supreme Court affirmed the trial court's certification order.

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